EXHIBIT 99.1


                                [GRAPHIC OMITTED]


Contact:     Peter M. Holland
             Chief Financial Officer
             (740) 772-8547


                      HORIZON PCS ANNOUNCES RECORD RESULTS
                     FOR FIRST QUARTER ENDED MARCH 31, 2002
                           --------------------------
                   SUBSCRIBER BASE GROWS 15 PERCENT TO 222,700


CHILLICOTHE, OH (May 13, 2002) -- Horizon PCS, Inc., a Sprint PCS (NYSE:PCS) Network Partner, today announced record results for the first quarter ended March 31, 2002. Highlights for the first quarter include:

                             3 MONTHS ENDED                                3 MONTHS ENDED
                                 MARCH 31,                                     MARCH 31,
                           --------------------                          -------------------
(in $000's)                  2002       2001                               2002      2001
-------------------------- ---------- --------- ------------------------ --------- ---------
Total Revenues               $48,210    $19,254 Ending PCS Subscribers     222,700   84,681
-------------------------- ---------- --------- ------------------------ --------- ---------
EBITDA*                     ($16,343)  ($12,603)Net PCS Subscriber Adds    28,600    18,234
-------------------------- ---------- --------- ------------------------ --------- ---------
EBITDAM                       $909     ($4,393) PCS Churn                    3.2%      2.3%
-------------------------- ---------- --------- ------------------------ --------- ---------
Net Loss                    ($36,750)  ($19,459)PCS ARPU                     $74       $80
-------------------------- ---------- --------- ------------------------ --------- ---------

*Excludes non-cash compensation charges

     o Horizon PCS added approximately 28,600 net new subscribers in the first quarter, bringing the subscriber base to about 222,700 at the end of the first quarter, an increase of 15% from the fourth quarter.
     o As of March 31, 2002, the Company had launched service covering 7.2 million residents, or approximately 71% of the total population in its territory. The Company had 1,194 cell sites (which includes 494 sites in the NTELOS network).
     o Average monthly revenue per subscriber (ARPU), including roaming, was $74 for the first quarter. ARPU, excluding roaming, was $56 for the quarter.
     o Churn, excluding 30-day returns, was approximately 3.2% for the first quarter of 2002.
     o Cost per gross add (CPGA) was $342 for the first quarter ended March 31, 2002.
     o As of March 31, 2002, Horizon marketed Sprint PCS service through 39 Company stores and approximately 525 national outlets, regional retailers and local agents.
     o Total operating revenues were $48.2 million for the quarter ended March 31, 2002, a 9% increase over fourth quarter 2001 total operating revenues.
     o For the three months ended March 31, 2002, roaming revenue from the Company's portion of Sprint's PCS network was $10.8 million. Roaming expense for the three months ended March 31, 2002, was $9.3 million. The travel MOU ratio with Sprint PCS was 1.2 to 1 for the quarter.
     o Monthly average minutes of use for the first quarter were approximately 633 per billed subscriber with roaming and 498 without roaming.


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

HPCS Announces First Quarter Results
Page 2
May 13, 2002


Commenting on the results, William A. McKell, chairman, president and CEO, said, "We are pleased to report that we met or exceeded our previous guidance for the first quarter in virtually every category. Net subscriber additions were significantly higher than expected due to strong marketing efforts throughout our service territory. ARPU, churn, CPGA, and roaming revenue and expense all were on target with our previous guidance. Earnings before interest, taxes, depreciation and amortization (EBITDA) loss for the first quarter was higher than expected due to higher gross adds. We are very pleased to be EBITDAM (earnings before interest, taxes, depreciation, amortization and marketing) positive for the first time since our inception."

EBITDA, excluding non-cash compensation charges, was negative $16.3 million for the first quarter of 2002 compared with negative $22.5 million for the fourth quarter of 2001.

Capital expenditures were $23.4 million for the first quarter. At the end of the first quarter, Horizon had cash and cash equivalents of $195.9 million, which excludes restricted cash of $48.7 million. The Company also had a $95.0 million commitment under its bank credit facility. On May 8, 2002, Horizon entered into a waiver agreement with its senior lenders in which the lenders waived the Company's non-compliance with the first quarter EBITDA covenant in the Company's senior secured credit agreement through June 15, 2002, subject to related restrictions on the use of $105 million in loan proceeds on hand and on further borrowings. The Company is currently negotiating a modification of its financial covenants for the future. For further details, please refer to Horizon's Form 10-Q to be filed tomorrow.

Based on current preliminary information and internal projections, the Company's guidance for the second fiscal quarter of 2002 ending June 30, 2002, is as follows:

     o Net subscriber additions ("net adds") are expected to be 14,000 to 19,000.
     o    ARPU, excluding roaming, is expected to be $56 to $57.
     o Churn, net of 30-day returns, is expected to be consistent or slightly better than first quarter 2002
     o Roaming revenue is forecasted to be approximately $12 million to $14 million.
     o Roaming expense is projected to be approximately $9 million to $11 million.
     o EBITDA losses, excluding non-cash compensation charges, are forecasted to be approximately $11 million to $14 million.
     o    Capital expenditure guidance for 2002 is $60 million to $70 million.

FIRST-QUARTER CONFERENCE CALL SCHEDULE

Horizon PCS will conduct a conference call tomorrow morning, May 14, 2002, at 11:00 a.m. Eastern time to discuss this press release. A live broadcast of the conference call will be available by dialing (913) 981-5509 or online at www.horizonpcs.com. To listen to the live call via the Internet, please go to the web site at least 15 minutes early to register, download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available from approximately two hours after the live call ends until May 16, either through the Internet site listed above or by dialing (719) 457-0820, and entering 492910 when prompted for the access code.


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

HPCS Announces First Quarter Results
Page 3
May 13, 2002


ABOUT HORIZON

Horizon PCS is one of the largest Sprint PCS Network Partners, based on its exclusive right to market mobile communications network products and services under the Sprint brand name to a total population of over 10.2 million in portions of 12 contiguous states. Its markets are located between Sprint PCS' Chicago, New York and Raleigh/Durham markets and connect or are adjacent to 15 major Sprint PCS markets that have a total population of more than 59 million. As a Sprint PCS Network Partner, Horizon offers the same national pricing plans and uses the same sales and marketing strategies and national distribution channels that have made Sprint the fastest growing wireless company in the country. For more information, visit the Horizon PCS web site at http://www.horizonpcs.com/.

ABOUT SPRINT

Sprint operates the nation's largest all-digital, all-PCS wireless network, already serving the majority of the nation's metropolitan areas including more than 4,000 cities and communities across the country. Sprint has licensed PCS coverage of more than 280 million people in all 50 states, Puerto Rico and the U.S. Virgin Islands. In mid-2002, Sprint will launch its 3G network nationwide and expects to deliver faster speeds and advanced applications on Sprint PCS 3G phones and devices. For more information on products and services, visit www.sprint.com/mr. Sprint PCS is a wholly-owned tracking group of Sprint Corporation trading on the NYSE under the symbol "PCS." Sprint is a global communications company with more than 80,000 employees worldwide and $26 billion in annual revenues and is widely recognized for developing, engineering and deploying state-of-the art network technologies.

This press release contains statements about future events and expectations that are forward-looking statements. Any statement in this press release that is not a statement of historical fact may be deemed to be a forward-looking statement, which involves known and unknown risks, uncertainties and other factors which may cause the company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For example, projections of net adds, ARPU, churn, CPGA, roaming revenue and expense, and EBITDA losses may prove inaccurate due to factors such as the impact of competition, the availability of handsets and delays in our network build-out. For further information on the risks inherent in Horizon PCS' business see "Risk Factors" in our most recent Form 10-K and Form 10-Q filings.


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

HPCS Announces First Quarter Results
Page 4
May 13, 2002



                                HORIZON PCS, INC.
                           CONSOLIDATED BALANCE SHEETS

                                                                                   MARCH 31,         DECEMBER 31,
ASSETS                                                                               2002                2001
                                                                                ---------------    ----------------
CURRENT ASSETS:                                                                   (Unaudited)
Cash and cash equivalents                                                       $   195,870,817    $    123,775,562
Restricted cash                                                                      24,597,222          24,597,222
Accounts receivable - subscriber                                                     17,315,739          14,293,771
Receivable from affiliate                                                                99,451             100,437
Receivable from Parent                                                                       --             483,785
Equipment inventory                                                                   1,802,381           3,845,433
Prepaid expenses and other current assets                                             2,671,494             840,970
                                                                                ---------------    ----------------
     Total current assets                                                           242,357,104         167,937,180
                                                                                ---------------    ----------------

OTHER ASSETS:
Restricted cash                                                                      24,062,500          24,062,500
Intangible asset - Sprint PCS licenses, net of amortization                          42,225,701          42,840,534
Goodwill, net of amortization                                                         7,191,180           7,191,180
Unamortized debt issuance costs and other assets                                     23,227,707          24,438,992
                                                                                ---------------    ----------------
     Total other assets                                                              96,707,088          98,533,206
                                                                                ---------------    ----------------
PROPERTY AND EQUIPMENT, NET                                                         230,290,376         214,867,858
                                                                                ---------------    ----------------
        Total assets                                                            $   569,354,568    $    481,338,244
                                                                                ===============    ================

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable                                                                $     8,544,723    $      9,500,931
Accrued liabilities                                                                  34,881,585          27,527,462
Payable to Sprint PCS                                                                16,892,532          10,244,529
Deferred service revenue                                                              4,326,977           3,712,734
                                                                                ---------------    ----------------
     Total current liabilities                                                       64,645,817          50,985,656
                                                                                ---------------    ----------------

OTHER LONG-TERM LIABILITIES:
Long-term debt                                                                      495,410,215         384,055,643
Other long-term liabilities                                                           2,252,524           2,195,355
Deferred income                                                                       9,847,400          10,719,888
                                                                                ---------------    ----------------
     Total other long-term liabilities                                              507,510,139         396,970,886
                                                                                ---------------    ----------------
        Total liabilities                                                           572,155,956         447,956,542
                                                                                ---------------    ----------------

COMMITMENTS AND CONTINGENCIES
CONVERTIBLE PREFERRED STOCK                                                         148,205,412         145,349,043
STOCKHOLDERS' EQUITY (DEFICIT):
Preferred stock                                                                              --                  --
Common stock - class A                                                                        3                   3
Common stock - class B                                                                    5,846               5,846
Treasury stock - class B                                                               (111,061)           (111,061)
Accumulated other comprehensive income (loss)                                          (447,908)           (837,851)
Additional paid-in capital                                                           91,852,117          91,852,117
Deferred stock option compensation                                                   (1,389,259)         (1,566,496)
Retained deficit                                                                   (240,916,538)       (201,309,899)
                                                                                ---------------    ----------------
     Total stockholders' equity (deficit)                                          (151,006,800)       (111,967,341)
                                                                                ---------------    ----------------
        Total liabilities and stockholders' equity (deficit)                    $   569,354,568    $    481,338,244
                                                                                ===============    ================



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

HPCS Announces First Quarter Results
Page 5
May 13, 2002


                                HORIZON PCS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                                                      FOR THE THREE MONTHS ENDED
                                                                                               MARCH 31,
                                                                                        2002              2001
                                                                                    --------------   ---------------
OPERATING REVENUES:
   Subscriber revenues                                                              $   35,015,205   $    12,063,233
   Roaming revenues                                                                     10,819,288         6,114,459
   Equipment revenues                                                                    2,375,289         1,075,965
                                                                                    --------------   ---------------
     Total operating revenues                                                           48,209,782        19,253,657
                                                                                    --------------   ---------------

OPERATING EXPENSES:
   Cost of services (exclusive of items shown below)                                    35,750,809        17,981,365
   Cost of equipment                                                                     4,919,595         2,189,910
   Selling and marketing                                                                14,707,221         7,096,031
   General and administrative (exclusive of items shown below)                           9,175,049         4,589,000
   Non-cash compensation                                                                   177,237           177,237
   Depreciation and amortization                                                         7,949,631         3,414,043
                                                                                    --------------   ---------------
     Total operating expenses                                                           72,679,542        35,447,586
                                                                                    --------------   ---------------

OPERATING LOSS                                                                         (24,469,760)      (16,193,929)

Loss on sale of property and equipment                                                    (285,738)               --
Interest income and other, net                                                             743,636         2,886,220
Interest expense, net                                                                  (12,738,408)       (6,150,947)
                                                                                    --------------   ---------------

LOSS ON OPERATIONS BEFORE INCOME TAX EXPENSE                                           (36,750,270)      (19,458,656)
INCOME TAX EXPENSE                                                                              --                --
                                                                                    --------------   ---------------
NET LOSS                                                                               (36,750,270)      (19,458,656)
PREFERRED STOCK DIVIDEND                                                                (2,856,369)       (2,635,623)
                                                                                    --------------   ---------------
NET LOSS AVAILABLE TO COMMON STOCKHOLDERS                                           $  (39,606,639)  $   (22,094,279)
                                                                                    ==============   ===============

Basic and diluted loss per share available to common stockholders                   $        (0.68)  $        (0.38)
                                                                                    ==============   ==============
Weighted-average common shares outstanding                                              58,471,934        58,471,934
                                                                                    ==============   ===============


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

HPCS Announces First Quarter Results
Page 6
May 13, 2002



                                HORIZON PCS, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                                    FOR THE THREE MONTHS ENDED
                                                                                             MARCH 31,
CASH FLOWS FROM OPERATING ACTIVITIES:                                                2002                2001
                                                                                ---------------    ----------------
   Net loss                                                                     $   (36,750,270)   $    (19,458,656)
                                                                                ---------------    ----------------
   Adjustments to reconcile net loss of net cash used in operating activities:
       Depreciation and amortization                                                  7,949,631           3,414,043
       Non-cash compensation expense                                                    177,237             177,237
       Non-cash interest expense                                                      6,118,482           4,490,700
       Provision for doubtful accounts                                                3,511,642             730,720
       Loss on hedging activities                                                        34,103                  --
       Loss on sale of property and equipment                                           285,738                  --
     Change in:
       Accounts receivable                                                           (6,533,610)         (2,698,156)
       Equipment inventory                                                            2,043,052             981,829
       Prepaid expenses and other                                                    (1,830,524)             44,710
       Deferred income                                                                 (872,488)            849,397
       Accounts payable                                                                (956,208)          1,591,756
       Payable to Sprint PCS                                                          6,648,003            (774,336)
       Accrued liabilities and deferred service revenue                               7,968,366          (8,263,720)
     Change in receivable / payable from affiliates and Parent                          484,771            (247,656)
     Change in other assets and liabilities, net                                      1,002,160            (487,969)
                                                                                ---------------    ----------------
       Total adjustments                                                             26,030,355            (191,445)
                                                                                ---------------    ----------------
         Net cash used in operating activities                                      (10,719,915)        (19,650,101)
                                                                                ---------------    ----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Capital expenditures, net                                                        (23,438,012)        (32,053,689)
   Cash investments                                                                          --         (31,976,767)
   Proceeds from redemption of RTFC capital certificates                                     --           2,895,646
   Proceeds from the sale of property and equipment                                   1,253,182                  --
   Dividends received                                                                        --              (4,311)
                                                                                ---------------    ----------------
         Net cash used in investing activities                                      (22,184,830)        (61,139,121)
                                                                                ---------------    ----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Deferred financing fees and other                                                         --             (41,915)
   Long-term debt -- borrowings, net or repayments                                  105,000,000                  --
                                                                                ---------------    ----------------
         Net cash provided by financing activities                                  105,000,000             (41,915)
                                                                                ---------------    ----------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                 72,095,255         (80,831,137)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                      123,775,562         191,417,394
                                                                                ---------------    ----------------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                        $   195,870,817    $    110,586,257
                                                                                ===============    ================



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